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                                                                   Exhibit 10.27


                        NOVATION AND ASSUMPTION AGREEMENT
                            (hereinafter "Agreement")

                                 by and between

                       INSURANCE COMPANY OF NORTH AMERICA
                          (hereinafter called "CIGNA")

                                       and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                      (hereinafter called "National Union")

                                       AND

                          WERNER HOLDING CO. (PA), INC.
                          (hereinafter called "Werner")


     WHEREAS, it is the intent of the parties hereto that effective as of 12:01 a.m., March 31, 1998 (the "Effective Date"), National Union shall assume all rights, duties, and obligations of CIGNA with respect to the Products/Completed Operations hazard provided under certain policies of insurance (listed in Schedule A, the "Policies") issued by CIGNA to Werner and its subsidiaries, and that CIGNA shall be relieved of all insurance obligations and risks transferred hereunder;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I
                  ASSUMPTION OF RIGHTS, DUTIES AND LIABILITIES

     CIGNA hereby transfers and assigns to National Union and National Union hereby accepts all of CIGNA's rights, and assumes direct and sole liability to all policyholders for all of CIGNA's duties, liabilities and obligations with respect to the Products/Completed Operations hazard of the Policies only. The parties agree that National Union shall be bound by and undertakes to perform such obligations in all respects as if National Union rather than CIGNA were the original issuer of and party to the Policies; and that CIGNA shall be and hereby is relieved of all duties, liabilities and obligations with respect to the Products/Completed Operations hazard of the Policies only, including liability for claims incurred but not yet reported and for claims reported but not yet paid as of the Effective Date.



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                                   ARTICLE II
                          RELEASE & CONSENT TO NOVATION

     Notwithstanding the Coverage Restrictions set forth in Articles III and VII below, Werner hereby agrees to release and forever discharge CIGNA, its directors, officers, employees, agents, attorneys, representatives, successors and assigns, from any and all claims, demands, actions, liabilities, obligations, duties, or causes of action, known or unknown which Werner has, might have had, or might have in the future, arising out of or connected with, in whole or in part, any event, act omission, or transaction relating in any way to the Products/Completed Operations hazard of the Policies.

                                   ARTICLE III
                              COVERAGE RESTRICTIONS

     Coverage provided by National Union pursuant to its assumption of liabilities and obligations hereunder shall be per the original terms and conditions of the Policies, provided, however, that coverage for Property Damage and Bodily Injury under the Policies shall be limited to damages arising from an Occurrence which happened during the Policy Periods described in the Policies and is subject to the restrictions of aggregate limit as stated below and to the exclusions under Article VII of this Agreement. Notwithstanding the terms of the Policies, coverage for Property Damage and Bodily Injury under the Policies shall not include damages incurred and paid by CIGNA prior to the Effective Date. Coverage for Supplementary Payments with respect to any claim or suit shall be limited to work performed or costs and expenses incurred after the Effective Date.

     Notwithstanding the original terms of the Policies, coverage provided by National Union for Property Damage and Bodily Injury is subject to an absolute aggregate limit as stated in the Indemnity Agreement attached hereto as Schedule
B. Under no circumstances shall the total liability of National Union under this Agreement exceed the absolute aggregate limit as stated in the Indemnity Agreement.

     Notwithstanding the original terms of the Policies, coverage provided by National Union for Property Damage and Bodily Injury is subject to per occurrence limits as described in the Schedule A attached hereto.

                                   ARTICLE IV
                                  CONSIDERATION

     The consideration for National Union's assumption of CIGNA's obligations, duties and liabilities under this Agreement shall be $548,038.00 payable by or on behalf of CIGNA to National Union concurrently with the execution and delivery of this Agreement and



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the execution of a certain commutation agreement between CIGNA and Manufacturers
Indemnity and Insurance Company of America. Receipt of the consideration by National Union is a condition precedent to National Union's assumption of CIGNA's obligations, duties and liabilities under this Agreement.

     Werner here acknowledges and agrees that CIGNA's agreement to transfer to National Union, its rights, duties, obligations and liabilities hereunder benefits Werner and constitutes good and adequate consideration to Werner for the release provided by Werner herein. Werner further acknowledges and represents that it has had a full opportunity to obtain legal advice and counsel regarding its rights under the Policies and under this Agreement and that it is executing this Agreement after obtaining such counsel or after knowing waiver of same. Werner further represents that it has read this Agreement in its entirety and fully understands its content and effect.


                                    ARTICLE V
                                 INDEMNIFICATION

     National Union agrees to indemnify, defend and hold CIGNA, Werner and their directors, officers, employees, agents, representatives, successors or assigns harmless from and against any losses, liabilities, damages, actions, claims, demands, judgments or expenses asserted or incurred after the Effective Date and arising out of or connected with, in whole or in part, any event, act, omission, or transaction, relating in any way to CIGNA's transfer and assignment or National Union's acceptance, assumption or performance of CIGNA's rights, duties, obligations and liabilities assumed hereunder. Indemnification of Werner and its directors, officers, employees, agents, representatives, successors or assigns under this Article shall not apply to the exclusions covered in Article VII below.


                                   ARTICLE VI
                                 CLAIMS HANDLING

     Werner represents and warrants that, as of the Effective Date of this Agreement, claims under the Policies are being handled by Werner a/k/a Phoenix Management Services, Inc. (the "Claims Handlers"), and Werner agrees that it shall not amend, modify or waive the provisions of any of its current agreements with the Claims Handlers (to the extent such provisions affect the handling of claims included within the liabilities assumed by National Union under this Agreement) without National Union's prior written consent.


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                             ARTICLE VII EXCLUSIONS

     As between National Union and Werner, this Agreement does not apply to and will not cover:

1.   Any risk not covered by the Policies;

2.   Any ex gratia payments; and

3. Damages awarded by a court against Werner or the Claims Handlers where such damages are outside the provisions of the Policies and such Damages are due to bad faith, fraud or gross negligence of Werner or the Claims Handlers in the handling of a loss.


                                  ARTICLE VIII
                                ACCESS TO RECORDS

     CIGNA shall allow National Union or its agents or authorized representatives to inspect, at all reasonable times, or deliver to National Union upon request all records of CIGNA relevant to claims, losses or legal proceedings which involve or are likely to involve the Policies assumed hereunder by National Union.


                                   ARTICLE IX
                              ERRORS AND OMISSIONS

     Any inadvertent error, omission or delay in complying with the terms and conditions of this Agreement shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as practicable upon discovery.


                                    ARTICLE X
                               ARBITRATION CLAUSE

     All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the binding decision of three (3) arbitrators, one to be chosen by each party, and an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies. If either of the parties fails to appoint an arbitrator within one (1) month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire, within (1) month of receipt of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either of them to do so, such arbitrator or umpire, as the case may



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be, shall at the request of either party be appointed by a judge of the State of
New York.

     The arbitration proceedings shall take place in New York, New York. The applicant shall submit its case within one (1) month after the appointment of the Court of Arbitration, and the respondent shall submit his reply within one
(1) month after receipt of a claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law.

     The arbitrators and umpire shall not award punitive damages.. They shall settle any dispute under this agreement according to an equitable rather than a strictly legal interpretation of its terms and their decision shall be provided to the parties in writing and shall be final and not subject to appeal, in the absence of fraud or other wrongful conduct. Judgement may be entered upon the award of the arbitrators in any court having jurisdiction thereof.

     Each party shall bear the expenses of its arbitrator and shall jointly and equally share with the other the expense of the umpire and of the arbitration.

     This Article shall survive the termination of this Agreement.


                                   ARTICLE XI
                                   TERMINATION

     It is agreed that no party to this Agreement may terminate this Agreement.


                                   ARTICLE XII
                                     NOTICE

     Any notice or other communication required to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if sent to the respective address shown below unless a change in address is received by the notifying party.

                  CIGNA

                  TO:

                  WERNER

                  TO:

                  NATIONAL UNION

                  TO:



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                                  ARTICLE XIII
                                  MISCELLANEOUS

     A. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless said right or remedy is specifically granted to such third party by the terms hereof.

     B. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     C. Nothing contained in this Agreement shall be construed, so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision(s) of this Agreement and any statute, law, ordinance or regulation contrary to which the parties hereto have no legal right to contract, the latter shall prevail; provided, however, that in such event the provision(s) of this Agreement so affected shall be curtailed and limited only to extent necessary to permit compliance with the minimum legal requirement, and no other provisions of this Agreement shall be affected thereby, and all such other provisions of this Agreement shall continue in full force and effect.

     D. This Agreement contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof, and the parties acknowledge that neither is entering into this Agreement in reliance upon any term, condition, representation or warranty not stated herein and that this Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

     E. Any capitalized terms used but not defined herein shall have the same meaning as defined in the Policies.

     F. Whenever the text hereof requires the use of a singular term it shall include the appropriate plural term as the text of the instrument requires.

     G. All changes to this Agreement must be in writing and agreed to by the parties.

     H.   This Agreement shall be governed by the laws of the State of New York.

     I. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.



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     J.   It is understood and agreed that this Agreement is a manuscript
          Agreement that has been negotiated at arm's length and on equal footing as between the parties hereto, and that any dispute concerning the meaning of this Agreement or any term or condition hereof, shall be resolved without reference to the doctrine of contra preferentum or any related or similar doctrine.

     K. Each of the parties hereto represents that it has not assigned any of its rights under the Policies, and the signatories to this Agreement represent that they are fully authorized to execute the agreements and releases set forth herein on behalf of the respective parties hereto.

     L. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on this 31st day of March, 1998.

                    INSURANCE COMPANY OF NORTH AMERICA


                    By:   /s/
                       -----------------------------------------

                    Title:
                          --------------------------------------

                    Address:
                            ------------------------------------


                    WERNER HOLDING CO. (PA), INC.


                    By:   /s/
                       -----------------------------------------

                    Title:
                          --------------------------------------

                    Address:
                            ------------------------------------


                    NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, P.A.

                    By:   /s/
                       -----------------------------------------

                    Title:
                          --------------------------------------

                    Address:
                            ------------------------------------



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                                   Schedule A

                           LIST OF LIABILITY POLICIES

------------------------------- ------------------------------------------------------------ ---------------------
        Excess Policy                                Statutory Company                           Policy Term
------------------------------- ------------------------------------------------------------ ---------------------
XCP G0663770A                   Insurance Company of North America                           05/01/88-89
------------------------------- ------------------------------------------------------------ ---------------------
XCP G06638934                   Insurance Company of North America                           05/01/89-90
------------------------------- ------------------------------------------------------------ ---------------------
XCP G13965481                   Insurance Company of North America                           05/01/90-91
------------------------------- ------------------------------------------------------------ ---------------------
XCP G06639707                   Insurance Company of North America                           05/01/91-92
------------------------------- ------------------------------------------------------------ ---------------------





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